sezzle

The Responsible Way to Pay

Investor Presentation

May 2024

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as of the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This Presentation contains certain "forward-looking statements" under Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" or other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales ("UMS"); (v) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vi) our ability to maintain adequate access to capital in order to meet the capital requirements of our business; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (viii) impact of the integration, support and prominent presentation of our platform by our merchants; (ix) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (x) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xi) impact of the loss of key partners and merchant relationships; (xii) impact of exchange rate fluctuations in the international markets in which we operate; (xiii) impact of our delisting from the Australian Securities Exchange and trading on the Nasdaq Capital Market as our sole trading exchange; (xiv) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xv) our ability to retain employees and recruit additional employees; (xvi) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 29, 2024, subsequent quarterly reports on Form 10-Q, and subsequent reports on Form 8-K. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management's expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).
All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Underlying Merchant Sales ("UMS") and Active Consumers, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. For example, UMS is an operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS and Active Consumers do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The UMS and Active Consumers financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption.

Table of Contents

Sezzle at a Glance

Prized BNPL Platform

Since Launch

$7+ Billion
Underlying Merchant Sales

65+ Million
Total Orders

14+ Million
Completed Sign-Ups

Recent Awards

CNBC
World's Best Fintech Companies 2023

Forbes
Midwest Best Enterprise Software Companies

DIGITAL JOURNAL
Startups of the Year 2023

Money
Best BNPL for Building Credit

FORTUNE
The 5 BNPL Apps for 2023

11FS
Top BNPL Pick 2023

MINNEAPOLIS/ST. PAUL BUSINESS JOURNAL
Largest Software Development Firms in the Twin Cities

Buy Side WSJ
Best BNPL App for Credit Building 2022

1Q24 Snapshot

35.5%
Total Income Growth
(1Q24)

$8.0 million
GAAP Net Income
(1Q24)

17.0%
GAAP Net Income Margin
(1Q24)

31.0%
Return on Equity for the Quarter[2]
(1Q24)

$30.0 million
FY24 GAAP Net Income Guidance
(Raised from $20.0 million)

$5.00
FY24 GAAP Diluted EPS Guidance

4.9 App Store

4.6 Google Play

4.3 Trustpilot

371,000
Total Subscribers
(as of March 31, 2024)

$15.0 million
Adjusted EBITDA[1]
(1Q24)

31.9%
Adjusted EBITDA Margin[1]
(1Q24)

53x
# of Txn. by Top 10% Consumers
(LTM ending March 31, 2024)

[1] Adjusted EBITDA Margin is a non-GAAP financial measure equal to non-GAAP Adjusted EBITDA divided by GAAP Total Income. For a reconciliation of GAAP net income to non-GAAP Adjusted EBITDA, see Appendix II.
[2] Return on Equity is calculated by taking 1Q24 Net Income divided by the average of the beginning and ending balances of Shareholders' Equity for the respective period.

OUR MISSION

Financially Empowering the Next Generation

Certified B Corporation

Committed to Driving Change

Justice
Financial accessibility, Diversity & inclusion, Employee security & wellness

Integrity
Governance & controls, Integrated decision-making, Workplace culture

Stewardship
Responsible lending, Environment & climate change, Data security & mgmt.

Advancement
Product innovation, Community reinvestment, Employee career development

Our Guiding Principles

- **Positively Affecting Profitability**
- **Increasing Consumer Lifetime Value (LTV)**
- **Acquiring New Users**
- **Enhancing Stakeholder Satisfaction**

Sezzle Investment Highlights

Profitable Pure-Play BNPL

Achieved GAAP Net Income for every quarter since 3Q22, driven by the success of FY22 and FY23 Initiatives

Delivering Shareholder Value

Announced $5.0 million share buyback in December 2023, delivered $8.0 million in Net Income in 1Q24, and provided Net Income guidance of $30.0 million for FY24

Prudent, Simple, and Sustainable Capital Structure

Sole debt funding through the receivables line of credit and no hybrid securities

Responsible, Transparent Lending

One free installment reschedule per order and low default rates through proprietary AI-driven underwriting algorithms

Providing Financial Access to the Underserved

Primarily serve consumers with limited access to traditional credit products (e.g., younger generation and prime-to-be)

Stakeholder-Focused Approach

Only BNPL that is a certified B Corporation with governance and values aligned to enhance the well-being of all stakeholders

The Markets We Serve

The Nascent and Growing BNPL Market

Buy Now, Pay Later (BNPL) represents less than 2%
of North America's Total Commerce Transaction Value

Sezzle represents less than 1%
of North America's Total BNPL Market



Digital Wallet
15%
Cash
10%
Other Payment Products
4%
Debit Card
29%
BNPL & POS Financing
2%
$207.3B
Credit Card
40%
POS Financing
$117.1B
E-Commerce BNPL
$90.2B

Significant Opportunity for Market Growth in North America

BNPL Market Penetration by Country

5% 13% 14% 23%

Source: FIS Global Payments 2023 Report

Projected U.S. BNPL Growth vs. Retail Sales Growth


U.S. Retail Sales Growth
U.S. BNPL Growth
4%
2024
12%
2%
2025
20%
5%
2026
15%
3%
2027
12%

Source: eMarketer, Oberlo

Sezzle Footprint

Core Markets

United States

- Represented 91.3% of the Company's total Underlying Merchant Sales (UMS) in FY23

Canada

- Represented 8.7% of the Company's total UMS in FY23
- Highest rated & most reviewed BNPL app in Canada's App Store and Google Play Store
- The only BNPL that offers consumers the ability to build credit through Pay-in-4

Discontinued Markets
(2022)

Brazil

India

EU

U.S. Consumer Credit Market Snapshot

Younger generations struggle with below average credit scores

2022 U.S. FICO Distribution[3]


16%
17%
21%
25%
21%
Poor
300-579
Fair
580-669
Good
670-739
Very Good
740-799
Exceptional
800-850

2022 Average FICO by Generation[3]


760
742
706
687
679
U.S. Avg: 714
Silent Generation (77+)
Baby Boomers (58-76)
Generation X (42-57)
Millennials (26-41)
Generation Z (18-25)

49M Adults who are either credit invisible or unscoreable[1]

25% Adults who have been rejected at least once when applying for credit products[2]

[1] Credit invisible are those with no mainstream credit profile at the credit bureaus; unscoreable are those with some information in their mainstream credit file, but not enough to generate a conventional score. *2022 Financial Inclusion and Access to Credit*, Oliver Wyman & Experian.
[2] *How Credit Insecurity is Changing U.S. Consumers' Borrowing Habits*, PYMNTS
[3] *Experian*

Why Millions of Consumers Choose Sezzle

Increasing **financial inclusion** by providing credit to those who often face challenges in accessing traditional credit options

Consumers

72%
of Sezzle Consumers are ages between 18 — 44

40%[1]
of BNPL users would leave carts without BNPL offered at checkout

71%[1]
of BNPL users utilize/would use BNPL for cash flow management

1 out of 3[1]
BNPL users reported increased credit score

Trustpilot

A Better Way to Buy
"Sezzle is easy to use, easy to navigate, but really it's a better way to budget... it's helping me manage my money better."

Caroline (Feb 1, 2024)

Trustpilot

I absolutely love Sezzle
"I use it everywhere, the grocery store, restaurants. It definitely comes in handy when I'm shopping with my wife and kids."

Quinton (Feb 17, 2024)

[1] PYMNTS studies
Note: App Store and Trustpilot ratings as of February 21, 2024

Robust & Expanding Product Ecosystem

We're Building an All-Encompassing Services Platform

From credit building to paying later anywhere, we are constantly evolving to match the needs of our users


Pay-in-4
Credit Building
Working Capital Loans for Merchant Partners
Virtual Card
Long-Term Product
Pay-in-Full
Pay-in-2
Premium
Anywhere
Payment Streaks
Enhanced Product Marketplace

Comprehensive Suite of Payment Options

Offering a full suite of payment options, allowing consumers to choose based on their schedule and needs

Pay-in-Full


sezzle
Complete your order
Complete Order

Pay-in-2


sezzle
Complete your order

Pay-in-4


sezzle
Complete your order

Long-Term


sezzle
Choose a plan
Agree & Continue

Example: $100 Purchase

Pay-in-Full	Pay-in-2		Pay-in-4				Long-Term
100%	50%	50%	25%	25%	25%	25%	Monthly With APR[1]
$100	$50	$50	$25	$25	$25	$25	$8.33
Time of purchase	Time of purchase	Week 2	Time of purchase	Week 2	Week 4	Week 6	Each Month

[1] Length of loan and APR varies by user and merchant offering and is determined by Sezzle's long-term lending partner.

Helping Consumers Build Credit

The only BNPL provider in North America to offer credit reporting optionality through Pay-in-4 in the U.S. and Canada



12:00
sezzle up
Start Your Journey to Better Credit
TransUnion EQUIFAX experian
You're almost there
Complete all 3 steps to join Sezzle Up
1/3
Link your checking account & set it as your default payment method
Verify your account with your SSN
Pay off one order on time & in full

TransUnion EQUIFAX experian Innovis

Files Sezzle Up consumer purchase activities to all major credit bureaus in the U.S.

Lower

2nd payment failure rate for average Sezzle Up consumer versus non-Sezzle Up consumer

Higher

Order count per Sezzle Up consumer versus non-Sezzle Up consumer

Over 371,000 Subscribers[1] Across Premium & Anywhere

Trustpilot

"I can purchase, anything...anywhere. I love sezzle and would recommend to everyone!! You can buy tickets to a show, groceries, clothes, pay bills. It is a lifesaver."

Sezzle Customer (Apr 30, 2024)

66
NPS[4]



9:41
INTRODUCING
anywhere
Pay in 4 anywhere you need it, online or in-store.
Once you sign up, your Sezzle Virtual Card can be used to pay in 4 anywhere Apple Pay is accepted.
Pay in 4 anywhere
Exclusive deals & discounts
Priority customer support
1 extra free reschedule per order
Up to 1% back on purchases paid upfront

Available in the US and now in Canada (Premium)

~32% In-store Orders as % of Total Anywhere Orders[2]

~30x Top 10% Anywhere Subscribers 90-days Frequency[3]

6+ More Orders from Subscribers vs. Non-Subscribers during 1Q24 on Average

Top 5 Anywhere Verticals

- General Merchandise
- Discount & Specialty Stores
- Grocery & Supermarkets
- Utilities
- Restaurants

Top 5 Non-Anywhere Verticals

- Sports & Hobbies
- Women's Clothing and Accessories
- Discount & Specialty Stores
- General Merchandise
- Hair Extensions

Trustpilot

"I've been a sezzle premium member for almost 2 years now & its fantastic...the purchase limit keeps things realistic."

Sezzle Customer (Apr 29, 2024)

48
NPS[4]



12:48
PREMIUM
Pay in 4 at 350+ exclusive brands
1 extra free reschedule per order
Exclusive deals & discounts
Priority customer support
Up to 1% back on orders paid upfront

[1] As of March 31, 2024; subscribers rounded to the nearest thousand. [2] Orders placed during 1Q24. [3] Date as of April 1, 2024. [4] NPS as of April 1, 2024.

Unlocking Growth For Our Merchant Partners

Driving **traffic and incremental revenue** through a frictionless checkout experience and customized marketing capabilities

<6 Months[1]
Payback period

Up to 57%[1]
Average Order Value Lift

110%[1]
Return on Investment (ROI)

[1] *2023 The Total Economics Impact of Sezzle*, Forrester Research, Inc.

Expanding Our Merchant Ecosystem

Initial Business Model	Launched in 2Q22	Launched in 2Q23



shopify
comment sold
WiX.com
BIGCOMMERCE
3dcart
WOO COMMERCE
Justifi
$184.99
4 payments of $46.24 with sezzle

Direct & Virtual Card Integration

Economics for Sezzle:

- Merchant discount rate (MDR)
  - Interchange revenue (VC integration)



Premium

Premium

Economics for Sezzle:

- Affiliate & Gift Card commission
  - Interchange revenue
  - Subscription revenue



anywhere
sezzle
VISA

Anywhere

(Anywhere VISA is accepted)

Economics for Sezzle:

- Interchange revenue
- Subscription revenue

Building An All-Encompassing Services Platform

Consumer Lifetime Value (LTV)

Anywhere

Premium



Subscription (2022 & 2023)

- Premium: Access to 350+ Premium Merchants & Gift Card platform partners
- Anywhere: Provides consumers the ability to shop anywhere Visa is accepted

Sezzle Up



Credit Reporting (2021)

- Free to opt-in credit builder
- Reports consumer payments to credit bureaus to help users build credit through BNPL

Pay-in-4, Pay-in-Full, Pay-in-2



Direct Integration (2017[1])

- User generally acquired at point of checkout
- Shops at select Sezzle merchants

Time

Bank Sponsorship

Building Out a Financial Services Platform

- Top of Wallet Payment Option
- Banking-enabled Products
- Trusted Financial Services Platform

[1] Pay-in-4 was first introduced in 2017. Pay-in-2 and Pay-in-Full were introduced later in 2023.

Growing Profitably Through Strong Execution

Increasing Operational Efficiency & Productivity with Proprietary A.I. Models

Enhanced Underwriting

Baby Prophet (new consumers signups), Prophet(v4) (existing consumers) models evaluate credit using Sezzle internal data and determine spending power

Fraud Detection

False Prophet machine learning (ML) model for fraud identification


A.I.

Payment Processing (near future)

Improved payment processing flow (e.g., minimize payment processing costs)

Personalized Shopping (near future)

Tailored merchant and product views for consumers

Early Focus on Profitability Beginning in FY22

Revenue Initiatives

- Introduced Sezzle Premium
- Offboarded or renegotiated pricing with merchants and network partners
- Affiliate merchant enhancements
- Incentivized consumers to shift from card to ACH
- Introduced Pay-in-Full

Cost Initiatives

- Improved credit underwriting
- Reduction in workforce (RIF)
- Ceased payment operations in India
- Began wind-down of Europe and Brazil
- Reduced, renegotiated, and eliminated non-critical third-party tech and marketing spend

Mar 2022
$10 million
Announced reduction of workforce (RIF)

April 2022
$17+ million
Announced initiatives to accelerate path to profitability

July 2022
$50+ million
Expanded list of initiatives and raised benefit to $50M

Sep 2022
$60+ million
Further raised the impact from the initiatives by $10M

$70 million
Annualized Impact at the end of FY22

Initiatives Drive Profitability

Initiatives Exceeding Expectations


$7.1 Million
FY22 Initiatives
($38.1) Million
Net Impact of the Initiatives
FY23 Initiatives
2022 GAAP Net Loss
2023 GAAP Net Income

FY2024 Initiatives In the Works

New Product Launches

- Payment Streaks,
- Product Marketplace, and
- Bank-enabled Products

Bank Sponsorship

- Unification of standards across the U.S.
  - Regulatory approach & consistency of fees
- Bank-enabled Products

1Q24 Engagement Metrics

Total Subscribers[2] *(Premium & Anywhere)*


1Q24
371,000
1Q23
142,000
1Q22
Not Launched

+229k YoY

Repeat Usage As A % Of Total Orders (Cumulative)


1Q24
95.6%
1Q23
94.4%
1Q22
93.3%

+117 Bps YoY

Active[1] Consumers


1Q24
2,594,000
1Q23
2,780,000
1Q22
3,291,000

-6.7% YoY

Quarterly Purchase Frequency (Average)


1Q24
4.5x
1Q23
3.1x
1Q22
3.2x

+1.5x YoY

Unique Merchants[2] Shopped at by Consumers


1Q24
149,000
1Q23
22,000
1Q22
32,000

+127k YoY

Number of Transactions[2]


1Q24
4,802,000
1Q23
3,291,000
1Q22
4,184,000

+45.9% YoY

[1] Active is defined as having had at least one transaction through the Sezzle Platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand).
[2] Subscribers, Unique Merchants, and Number of Transactions are rounded to the nearest thousand.
Note: Active Consumer numbers have been adjusted to exclude Brazil, Europe, and India, which have been discontinued.

YoY Progression Overview

	1Q23	1Q24	YoY Change
Total Income	$34.7M	$47.0M	35.5% ⬆
GAAP Net Income	$1.7M	$8.0M	364.3% ⬆
Adjusted EBITDA Margin[1]	23.8%	31.9%	802 Bps ⬆
Total Income Less Transaction Related Costs[2] as a % of Total Income	61.6%	55.3%	-633 Bps ⬇
Non-Transaction Related OpEx[3] as a % of Total Income	55.7%	34.5%	-21.2 Pts ⬇

[1] Adjusted EBITDA Margin is a non-GAAP financial measure equal to non-GAAP Adjusted EBITDA divided by GAAP Total Income. For a reconciliation of GAAP net income to non-GAAP Adjusted EBITDA, see Appendix II.
[2] Total Income Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of GAAP Operating Income and Total Income Less Transaction Related Costs see Appendix I for reconciliation.
[3] Non-Transaction Related Operating Expenses is a non-GAAP financial measure and is equal to GAAP Personnel, Third-Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix I for reconciliation of Non-Transaction Related Operating Expenses and respective definitions.

Total Income & UMS

Total Income



9.4%
9.1%
8.7%
8.1%
9.5%
$34.7
$34.9
$40.8
$48.9
$47.0
1Q23
2Q23
3Q23
4Q23
1Q24
Total Income ($ in millions)
% of UMS

Underlying Merchant Sales (UMS)



+33.2% YoY
$369.8
$383.1
$469.5
$601.9
$492.7
1Q23
2Q23
3Q23
4Q23
1Q24
UMS ($ in millions)

18.1% QoQ seasonal decrease is consistent with past performance

Transaction Expense & Provision for Credit Losses



Transaction Expense
$8.2
$7.9
$9.9
$13.1
$11.8
2.2%
2.1%
2.1%
2.2%
2.4%
1Q23
2Q23
3Q23
4Q23
1Q24
Transaction Expense ($ in millions)
% of UMS



Provision for Credit Losses
0.5%
1.1%
1.4%
1.7%
1.0%
$1.7
$4.3
$6.7
$10.5
$5.1
1Q23
2Q23
3Q23
4Q23
1Q24
Provision for Credit Losses ($ in millions)
% of UMS

Transaction Related Costs[1]

As a % of Total Income



$13.3
$16.2
$20.8
$28.1
$21.0
38.4%
46.3%
50.8%
57.5%
44.7%
1Q23
2Q23
3Q23
4Q23
1Q24
Transaction Related Costs ($ in millions)
% of Total Income

As a % of UMS



$13.3
$16.2
$20.8
$28.1
$21.0
3.6%
4.2%
4.4%
4.7%
4.3%
1Q23
2Q23
3Q23
4Q23
1Q24
Transaction Related Costs ($ in millions)
% of UMS

[1] Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of GAAP Transaction Related Costs see Appendix II for reconciliation.

Total Income Less Transaction Related Costs[1]

As a % of Total Income



$21.4
$18.8
$20.1
$20.8
$26.0
61.6%
53.7%
49.2%
42.5%
55.3%
1Q23
2Q23
3Q23
4Q23
1Q24
Total Income Less Transaction Related Costs ($ in millions)
% of Total Income

As a % of UMS



$21.4
$18.8
$20.1
$20.8
$26.0
5.8%
4.9%
4.3%
3.5%
5.3%
1Q23
2Q23
3Q23
4Q23
1Q24
Total Income Less Transaction Related Costs ($ in millions)
% of UMS

[1] Total Income Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of GAAP Operating Income and Total Income Less Transaction Related Costs see Appendix I for reconciliation.

Non-Transaction Related Operating Expenses[1]



$19.3
$18.9
$18.9
$17.6
$16.2
55.7%
54.2%
46.2%
36.0%
34.5%
1Q23
2Q23
3Q23
4Q23
1Q24
Non-Transaction Related Operating Expenses ($ in millions)
% of Total Income



$21.4
$19.3
$18.9
$18.8
$20.1
$18.9
$20.8
$17.6
$26.0
$16.2
1Q23
2Q23
3Q23
4Q23
1Q24
Non-Transaction Related Operating Expenses ($ in millions)
Total Income Less Transaction Related Costs ($ in millions)

[1] Non-Transaction Related Operating Expenses is a non-GAAP financial measure equal to GAAP Personnel, Third-party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative operating expenses. See Appendix I for reconciliation of Non-Transaction Related Operating Expenses to GAAP Operating Expenses and respective definitions.

Net Income and Adjusted EBITDA[1]

GAAP Net Income



5.0%
3.3%
3.2%
6.0%
17.0%
$1.7
$1.1
$1.3
$2.9
$8.0
1Q23
2Q23
3Q23
4Q23
1Q24
Net Income ($ in millions)
% of Total Income

Non-GAAP Adjusted EBITDA



23.8%
18.3%
18.5%
15.9%
31.9%
$8.3
$6.4
$7.6
$7.8
$15.0
1Q23
2Q23
3Q23
4Q23
1Q24
Adjusted EBITDA ($ in millions)
% of Total Income

[1] Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of GAAP net income and Adjusted EBITDA see Appendix II for reconciliation.

New Facility Lowering Borrowing Costs and Providing Liquidity for Growth

Lender	BASTION
Size	$150 million plus $75 million accordion
Term	3 years
Spread	3-month Term Secured Overnight Financing Rate (SOFR) + 6.75% with a SOFR floor of 2.00%
Advance	85% - 90% of eligible originations, dependent upon receivable performance
Unused Additional Interest	0.5% of unused funds, paid annually
Minimum Utilization	$60 million throughout the life of the facility; previous facility minimum utilization was $80 million
Other	Covenants, representations & warranties, and reporting obligations typical of a similar receivables warehouse facility

Select Balance Sheet Metrics

$ in Thousands	*Unaudited* Mar 31, 2023	*Audited* Dec 31, 2023	*Unaudited* Mar 31, 2024
Key Assets			
Cash and cash equivalents	$59,039	$67,624	$77,785
Restricted cash	$1,542	$3,075	$4,400
Total cash	$60,581	$70,699	$82,185
Total notes receivables, net	$84,781	$130,633	$103,332
Key Liabilities			
Merchant accounts payable	$65,274	$74,135	$73,733
Drawn on Line of Credit	$59,800	$95,000	$72,000
Total Stockholders' Equity	$13,663	$22,094	$29,613

Note: The availability on the Line of Credit for quarters ending March 31, 2024, December 31, 2023, and March 31, 2023, as follows: $3.6M, $3.5M, and $0.5M, respectively.

FY2024 Outlook

	2022 Actual	2023 Actual	Updated 2024 Guidance	Previous 2024 Guidance
Total Income	$125.6M	$159.4M	**$200M; up 25%**	$191M; up 20%
Total Income less Transaction Related Costs as a % of Total Income	37.5%	50.8%	**50.0%**	50.0%
GAAP Net Income (Loss)	($38.1M)	$7.1M	**$30.0M**	$20.0M
GAAP Diluted Earnings (Loss) Per Share	($7.00)	$1.25	**$5.00**	N/A - New guidance

Market data as of 5/14/2024[1]	S&P 500	Nasdaq Comp.	Russell 2000	Russell 3000	sezzle *(FY24 Guidance)*
Market Capitalization / Forward Earnings (Price / Forward EPS)	21.0x	28.5x	26.1x	21.3x	**13.3x**

[1] Source: S&P Capital IQ

Our Long-Term Vision



Top of Wallet Financial Tools
Banking-enabled Products
Enhanced Product Marketplace
Launch of Payment Streaks
Launch of Sezzle Anywhere
Enhanced Affiliate Payment Models
Launch of Pay-in-2 and Pay-in-Full
Launch of Sezzle Up in Canada
Launch of Sezzle Premium
Launch of Sezzle Capital
Launch of Sezzle Up in the U.S.
Launch of Sezzle Platform
2017
2020
2021
2022
2023
2024 & Future

Sezzle Recap

Financial Performance

- Only profitable pure-play BNPL
- Prudent, simple, and sustainable capital structure

Product Innovation

- Responsible and transparent lending practices
- Providing financial access to the Next Generation

Sustainability

- Only B-Corp Certified BNPL
- Stakeholder-focused approach

Sezzle Leadership

Executive Team



Charlie Youakim
Co-founder,
Executive Chairman & CEO



Paul Paradis
Co-founder,
Chief Revenue Officer



Karen Hartje
Chief Financial Officer



Amin Sabzivand
Chief Operating Officer

Appendices

Appendix I: Reconciliation of GAAP to Non-GAAP Measures

Total Income Less Transaction Related Costs

	For the three months ended				
(in $ thousands)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Operating income (loss)	$ **13,835**	$ **7,667**	$ **5,350**	$ **3,763**	$ **5,420**
Personnel	11,025	11,700	11,079	12,017	11,574
Third-party technology and data	2,157	2,161	2,003	1,904	1,749
Marketing, advertising, and tradeshows	655	1,856	3,615	3,314	3,199
General and administrative	2,380	1,912	2,184	1,698	2,799
Net interest expense	(4,081)	(4,515)	(4,143)	(3,933)	(3,377)
Total income less transaction related costs	$ **25,971**	$ **20,781**	$ **20,088**	$ **18,762**	$ **21,364**

Non-Transaction Related Operating Expenses

	For the three months ended				
(in $ thousands)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Operating expenses	$ **33,144**	$ **41,234**	$ **35,494**	$ **31,174**	$ **29,254**
Transaction expense	(11,787)	(13,086)	(9,937)	(7,946)	(8,239)
Provision for credit losses	(5,140)	(10,520)	(6,677)	(4,296)	(1,694)
Non-transaction related operating expenses	$ **16,217**	$ **17,628**	$ **18,880**	$ **18,932**	$ **19,321**

Appendix II: Reconciliation of GAAP to Non-GAAP Measures

Transaction Related Costs

(in $ thousands)	For the three months ended March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Operating expenses	**$ 33,144**	**$ 41,234**	**$ 35,494**	**$ 31,174**	**$ 29,254**
Personnel	(11,025)	(11,700)	(11,079)	(12,017)	(11,574)
Third-party technology and data	(2,157)	(2,161)	(2,003)	(1,904)	(1,749)
Marketing, advertising, and tradeshows	(655)	(1,856)	(3,615)	(3,314)	(3,199)
General and administrative	(2,380)	(1,912)	(2,184)	(1,698)	(2,799)
Net interest expense	4,081	4,515	4,143	3,933	3,377
Transaction related costs	**$ 21,008**	**$ 28,120**	**$ 20,756**	**$ 16,174**	**$ 13,310**

Adjusted EBTDA and Adjusted EBITDA

(in $ thousands)	For the three months ended March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net income (loss)	**$ 8,007**	**$ 2,939**	**$ 1,294**	**$ 1,140**	**$ 1,725**
Depreciation and amortization	227	231	218	206	201
Income tax expense	393	563	16	21	12
Equity and incentive-based compensation	905	(134)	1,984	2,437	2,645
Other income and expense, net	92	(727)	(15)	(1,079)	(113)
Fair value adjustment on warrants	1,262	377	(89)	(252)	420
Adjusted EBTDA	**$ 10,886**	**$ 3,249**	**$ 3,408**	**$ 2,473**	**$ 4,889**
Net interest expense	4,081	4,515	4,143	3,933	3,377
Adjusted EBITDA	**$ 14,967**	**$ 7,764**	**$ 7,551**	**$ 6,406**	**$ 8,265**

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total income less transaction related costs; transaction related costs; non-transaction related operating expenses; adjusted earnings before taxes, depreciation, and amortization ("Adjusted EBTDA"); adjusted operating expenses; adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total income less transaction related costs is defined as GAAP total income less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non-recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total income less transaction related costs above. We believe that total income less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;

- Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.

- Adjusted EBTDA is defined as GAAP net income, adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs as detailed in the reconciliation table of GAAP net income to adjusted EBTDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business.

- Adjusted EBITDA is defined as GAAP net income, adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.

- Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total income. We believe that this financial measure is a useful measure for period-to-period comparison of our business' unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.

Non-GAAP Financial Measures (cont.)

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total income less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Transaction related costs exclude significant expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Adjusted EBTDA, adjusted EBITDA, and adjusted EBITDA margin exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash.
- Adjusted EBITDA excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Thank You

Lee Brading, CFA

SVP, Corporate Development & Investor Relations

InvestorRelations@sezzle.com

Erin Foran

Media & PR

MediaRelations@sezzle.com